UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-4670

DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  DECEMBER 31, 2008

Annual Report to Shareholders

DWS RREEF Global Infrastructure Fund

Contents

4 Performance Summary

9 Information About Your Fund's Expenses

11 Portfolio Management Review

18 Portfolio Summary

20 Investment Portfolio

22 Financial Statements

26 Financial Highlights

30 Notes to Financial Statements

38 Report of Independent Registered Public Accounting Firm

39 Tax Information

40 Summary of Management Fee Evaluation by Independent Fee Consultant

41 Summary of Administrative Fee Evaluation by Independent Fee Consultant

42 Board Members and Officers

46 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

This fund is subject to stock market risk. Because the fund concentrates its investments in infrastructure-related securities, it has greater exposure to the market, economic, regulatory, political and other risks affecting such entities than a fund investing in a broader range of industries. Investing in foreign securities, particularly in emerging markets, presents additional political, economic and market risks, as well as currency fluctuations. This fund also may focus its investments in certain geographic regions, thereby increasing its vulnerability to developments in a particular region. Derivatives may be more volatile and less liquid than traditional securities and the portfolio could suffer losses on its derivative positions. All of these factors may result in greater share price volatility. Please read the prospectus for specific details regarding this fund's risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2008

Classes A, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a contingent deferred sales charge (CDSC) of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated June 20, 2008 are 1.83%, 2.59% and 1.41% for Class A, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns for the period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns may differ by share class.

Cumulative Total Returns (Unadjusted for Sales Charge) as of 12/31/08
DWS RREEF Global Infrastructure Fund	Life of Fund*
Class A	-30.69%
Class C	-31.06%
Institutional Class	-30.79%
UBS Global Infrastructure Index+	-28.44%
Dow Jones Brookfield Global Infrastructure Index++	-29.49%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on June 24, 2008. Index returns began on June 30, 2008.
Net Asset Value and Distribution Information
	Class A	Class C	Institutional Class
Net Asset Value: 12/31/08	$ 6.90	$ 6.90	$ 6.89
6/24/08 (commencement of operations)	$ 10.00	$ 10.00	$ 10.00
Distribution Information: 6/24/08 (commencement of operations) to 12/31/08: Income Dividends	$ .03	$ .004	$ .04

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS RREEF Global Infrastructure Fund — Class A [] UBS Global Infrastructure Index+ [] Dow Jones Brookfield Global Infrastructure Index++

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 12/31/08
DWS RREEF Global Infrastructure Fund		Life of Fund*
Class A	Growth of $10,000	$6,533
	Average annual total return	-34.67%
Class C	Growth of $10,000	$6,825
	Average annual total return	-31.75%
UBS Global Infrasctructure Index+	Growth of $10,000	$7,156
	Average annual total return	-28.44%
Dow Jones Brookfield Global Infrastructure Index++	Growth of $10,000	$7,051
	Average annual total return	-29.49%

The growth of $10,000 is cumulative.

* DWS RREEF Global Infrastructure Fund commenced operations on June 24, 2008. Index returns began on June 30, 2008.
Growth of an Assumed $1,000,000 Investment
[] DWS RREEF Global Infrastructure Fund — Institutional Class [] UBS Global Infrastructure Index+ [] Dow Jones Brookfield Global Infrastructure Index++

Comparative Results as of 12/31/08
DWS RREEF Global Infrastructure Fund		Life of Fund*
Institutional Class	Growth of $1,000,000	$692,100
	Average annual total return	-30.79%
UBS Global Infrastructure Index+	Growth of $1,000,000	$715,600
	Average annual total return	-28.44%
Dow Jones Brookfield Global Infrastructure Index++	Growth of $1,000,000	$705,100
	Average annual total return	-29.49%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

* DWS RREEF Global Infrastructure Fund commenced operations on June 24, 2008. Index returns began on June 30, 2008.
+ The UBS Global Infrastructure Index is an unmanaged index that provides price and accumulation data for listed infrastructure and utilities companies. It provides a price and accumulation index benchmark against which performance can be tracked on an intra- and inter-sector basis. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
++ The Dow Jones Brookfield Global Infrastructure Index measures the stock performance of companies that exhibit strong infrastructure characteristics. Index components are required to have more than 70% of cash flows derived from infrastructure lines of business. The index intends to measure all sectors of the infrastructure market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated June 20, 2008 are 1.59% Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Return for the period shown for Class S shares reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns may differ by share class.

Cumulative Total Returns as of 12/31/08
DWS RREEF Global Infrastructure Fund	Life of Fund*
Class S	-30.70%
UBS Global Infrastructure Index+	-28.44%
Dow Jones Brookfield Global Infrastructure Index++	-29.49%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on June 24, 2008. Index returns began on June 30, 2008.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 12/31/08	$ 6.90
6/24/08 (commencement of operations)	$ 10.00
Distribution Information: 6/24/08 (commencement of operations) to 12/31/08: Income Dividends	$ .04
Growth of an Assumed $10,000 Investment
[] DWS RREEF Global Infrastructure Fund — Class S [] UBS Global Infrastructure Index+ [] Dow Jones Brookfield Global Infrastructure Index++

Comparative Results as of 12/31/08
DWS RREEF Global Infrastructure Fund		Life of Fund*
Class S	Growth of $10,000	$6,930
	Average annual total return	-30.70%
UBS Global Infrastructure Index+	Growth of $10,000	$7,156
	Average annual total return	-28.44%
Dow Jones Brookfield Global Infrastructure Index++	Growth of $10,000	$7,051
	Average annual total return	-29.49%

The growth of $10,000 is cumulative.

* DWS RREEF Global Infrastructure Fund commenced operations on June 24, 2008. Index returns began on June 30, 2008.
+ The UBS Global Infrastructure Index is an unmanaged index that provides price and accumulation data for listed infrastructure and utilities companies. It provides a price and accumulation index benchmark against which performance can be tracked on an intra- and inter-sector basis. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
++ The Dow Jones Brookfield Global Infrastructure Index measures the stock performance of companies that exhibit strong infrastructure characteristics. Index components are required to have more than 70% of cash flows derived from infrastructure lines of business. The index intends to measure all sectors of the infrastructure market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 701.50	$ 697.70	$ 701.40	$ 700.50
Expenses Paid per $1,000*	$ 6.46	$ 9.64	$ 5.39	$ 5.39
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,017.55	$ 1,013.77	$ 1,018.80	$ 1,018.80
Expenses Paid per $1,000*	$ 7.66	$ 11.44	$ 6.39	$ 6.39
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS RREEF Global Infrastructure Fund	1.51%	2.26%	1.26%	1.26%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

DWS RREEF Global Infrastructure Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS RREEF Global Infrastructure Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

RREEF America L.L.C. ("RREEF"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for the fund. RREEF or a sub-subadvisor makes the investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions.

Pursuant to agreements between RREEF and RREEF Global Advisers Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited (the "sub-subadvisors"), these entities act as sub-subadvisors to the fund. The sub-subadvisors, which are indirect, wholly owned subsidiaries of Deutsche Bank AG, act under the supervision of the Board, DIMA and RREEF. RREEF allocates, and reallocates as it deems appropriate, the fund's assets among the sub-subadvisors.

RREEF Global Advisers Limited evaluates stock selections for the European portion of the fund's portfolio. Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited evaluate stock selections for the Asian and Australian portions of the fund's portfolio, respectively.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Francis Greywitt

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined RREEF and Deutsche Asset Management in 2005, and the fund in 2008.

• Prior to that, REIT analyst with KeyBanc Capital Markets covering the office sector.

• Over eight years of investment industry experience.

• BBA, St. Bonaventure University.

John F. Robertson, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined RREEF in 1997, Deutsche Asset Management in 2002 and the fund in 2008.

• Over 17 years of investment industry experience.

• BA, Wabash College; MBA, Indiana University.

Jowell Amores

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined RREEF and Deutsche Asset Management in 2008 and the fund in 2008.

• Prior to joining Deutsche Asset Management, Senior Infrastructure Analyst for Macquarie Capital Investment Management.

• Prior to that, natural gas & electric utilities research analyst for five years with UBS Investment Bank in New York.

• Over nine years of investment industry experience.

• BBA in Finance (Honors) from Montclair State University.

John W. Vojticek

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined RREEF and Deutsche Asset Management in 2004 and the fund in 2008.

• Prior to that, Principal at KG Redding and Associates, March 2004-September 2004.

• Prior to that, Managing Director of RREEF from 1996-March 2004 and Deutsche Asset Management from 2002-March 2004.

• Over 12 years of investment industry experience.

• BS, University of Southern California.

In the following interview, the fund's portfolio management team discusses the investment approach, performance results and outlook for DWS RREEF Global Infrastructure Fund for the fund's abbreviated annual period ended December 31, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: What was the rationale in launching the DWS RREEF Global Infrastructure Fund in June 2008?

A: Global infrastructure assets represent the framework that society needs in order to function on a day-to-day basis. We believe these assets, in total, are insufficient at present given three key trends affecting the global economy — population growth, increased global trade and rising urbanization. We believe increased investment in infrastructure will be needed to meet the demands arising from these trends, creating what we believe is an outstanding long-term investment opportunity. Global demographic trends, particularly in the developing world, underscore what we believe is the vast need for infrastructure improvements given that years of underinvestment have left many countries with aging, deteriorating infrastructure. We believe the need for investment in this area is likely to lead to a substantial increase in infrastructure spending over the next 20 years.

Q: How does the management team select stocks for the fund?

A: As managers, we employ a combination of top-down and bottom-up analysis. The top-down element involves the assessment of several broad factors affecting the asset class, including dynamics in the infrastructure industry (for example, supply and demand conditions); the economic environment (such as interest rates, inflation and economic growth); global capital flows; and exchange rate conditions. The RREEF in-house infrastructure team will also provide input on the political, regulatory and demographic characteristics in the countries and regions where the fund invests. This analysis is synthesized with bottom-up evaluation of individual companies. Here, we employ a disciplined valuation analysis to find stocks that we believe can provide the most attractive long-term returns. The fund is able to invest anywhere in the world and in companies of any market capitalization. We believe such flexibility enables the fund to take advantage of the full range of opportunities this asset class has to offer.

Q: How did the fund perform during its initial period?

A: Global stock markets were hit by unprecedented and intense volatility during the second half of 2008 over investor fears related to the worldwide credit crunch. DWS RREEF Global Infrastructure Fund Class A shares returned -30.69% for its abbreviated annual period ended December 31, 2008 (the fund commenced operations on June 24, 2008 and index returns began on June 30, 2008), compared with the -28.44% return of the fund's benchmark, the UBS Global Infrastructure Index.11 The UBS Global Infrastructure Index is an unmanaged index that provides price and accumulation data for listed infrastructure and utilities companies. It provides a price and accumulation index benchmark against which performance can be tracked on an intra- and inter-sector basis. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and for more complete performance information.)

1 The UBS Global Infrastructure Index is an unmanaged index that provides price and accumulation data for listed infrastructure and utilities companies. It provides a price and accumulation index benchmark against which performance can be tracked on an intra- and inter-sector basis. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: Would you describe the investment environment in the second half of 2008?

A: Volatility had been on the rise for stocks during much of 2008, but at the start of the fourth quarter it suddenly skyrocketed. Investors had been worrying for some time about how much more expensive it would be for companies to roll over debt that was coming due in the next two years. However, in October and November of 2008, with more and more bad news arising regarding failing financial firms and a general drying up of liquidity and credit worldwide, concern over whether it would even be possible for companies to refinance short-term debt sparked massive declines in the prices of many stocks. (Utilities represented one infrastructure sector that largely avoided a broad sell-off on debt fears because of their steady income flow from ratepayers.) In December 2008, stocks rebounded slightly as investors regained some certainty in light of the completion of the presidential election, more attractive valuations in the equity markets, and the positive news that some companies were able to access capital through the equity and debt markets.

What is infrastructure? Infrastructure can be divided into two categories, economic and social:
Economic Infrastructure (directly supports the economic vitality of a community)
Transportation • Bridges • Toll roads • Tunnels • Airports • Sea ports • Freight rails	Utilities • Gas networks • Electricity networks • Power generation • Water and sewerage • Renewable energy • Communications	Other • Parking garages • Storage facilities
Social Infrastructure (supports the social fabric of a community)
• Education facilities • Health care facilities • Correctional facilities • Parks • Public transportation

Q: What were the largest contributors to and detractors from performance?

A: One of the largest individual contributions to performance came from the Spanish toll road company Abertis Infraestructuras SA. Abertis offered steady income and a healthy dividend yield in a period of intense market volatility. In addition, the fund benefited from its lack of ownership of Fraport, which operates Germany's Frankfurt airport. Fraport was hurt by Germany's economic downturn and the company's shrinking operating margins.

Detractors from performance included the fund's holdings in the US communications infrastructure firm Crown Castle International Corp., as investors reacted negatively to the company's relatively minor debt position. We felt that the sell-off was an overreaction and continue to hold the stock. In addition, three large Japanese passenger railway companies were added to the UBS benchmark in 2008. When added, these three companies made up more than 30% of the benchmark — too large a percentage in our view, and a contributing factor in our decision to change the fund's benchmark to the Dow Jones Brookfield Global Infrastructure Index on January 1, 2009.2 In order to conform somewhat to the UBS benchmark from the fund's inception date to the end of 2008, the fund held an underweight position in the three Japanese railway companies.3 The position was sold before the end of the year. However, the underweight in the three railway companies hurt performance relative to the UBS benchmark. Lastly, the process of transitioning the fund to the new benchmark created additional and higher-than-normal portfolio turnover for the fund during the period.

2 The Dow Jones Brookfield Global Infrastructure Index measures the stock performance of companies that exhibit strong infrastructure characteristics. Index components are required to have more than 70% of cash flows derived from infrastructure lines of business. The index intends to measure all sectors of the infrastructure market.
Index returns assume reinvestment of dividends and, unlike funds returns, do not include fees or expenses. It is not possible to invest directly into an index.
3 "Overweight" means that a fund holds a higher weighting in a given sector or security compared with its benchmark; an "underweight" means that a fund holds a lower weighting.

Q: What is your outlook over the coming months?

A: We expect continued market volatility due to the continued unfavorable economic environment. A major uncertainty for investment markets over the coming year is the question of when credit flows will normalize. We have seen some signs of an increase in lending, but nowhere near that which is required for normal business operations.

In addition, we believe that more government fiscal stimulus is likely and that much of the spending in the United States and China could go towards infrastructure. In the United States, initial comments from the new administration suggest that a substantial portion of planned spending will be focused on the upgrading and build-out of the nation's electric transmission grid. The fund's managers believe that such a scenario would have positive investment implications for several infrastructure names, including some currently held in the portfolio. Lastly, we continue to view infrastructure as a more defensive sector within the broad equity market in light of its involvement in everyday essential services.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	12/31/08	6/30/08

Common Stocks	76%	100%
Cash Equivalents	24%	—
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/08	6/30/08

Utilities	49%	13%
Industrials	18%	59%
Energy	16%	6%
Telecommunication Services	14%	22%
Consumer Discretionary	3%	—
	100%	100%
Geographical Diversification (As a % of Common Stocks)	12/31/08	6/30/08

United States	40%	34%
United Kingdom	15%	6%
Canada	11%	4%
Spain	11%	5%
Italy	6%	9%
Netherlands	3%	5%
Luxembourg	3%	—
France	3%	23%
Portugal	3%	—
Hong Kong	3%	—
Switzerland	2%	—
China	—	5%
Germany	—	5%
Malaysia	—	3%
Brazil	—	1%
	100%	100%

Asset allocation, sector diversification and geographical diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2008 (49.0% of Net Assets)	Country	Percent
1. National Grid PLC Owns, operates and develops electricity and gas networks	United Kingdom	8.3%
2. Enbridge, Inc. Provides energy transportation, distribution and related services	Canada	6.7%
3. American Tower Corp. Operator and developer of wireless communications and broadcast towers	United States	6.1%
4. Crown Castle International Corp. Engineers, deploys, owns and operates shared wireless infrastructure	United States	5.1%
5. Northeast Utilities Provides retail electric service	United States	4.7%
6. Red Electrica Corporacion SA Maintains and operates Spain's electricity transmission network	Spain	4.2%
7. Terna-Rete Elettrica Nazionale SpA Owner and transmitter of electricity	Italy	3.8%
8. Abertis Infraestructuras SA Builds, operates and maintains toll highways and parking garages	Spain	3.7%
9. CenterPoint Energy, Inc. Provider of electric utilities	United States	3.3%
10. Koninklijke Vopak NV Operator of tank terminals, storage centers and ships throughout the world	Netherlands	3.1%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. A complete list of the fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2008

	Shares	Value ($)

Common Stocks 90.5%
Canada 9.6%
Enbridge, Inc.	124,400	3,986,443
Fortis, Inc.	44,500	886,395
TransCanada Corp.	32,300	867,875
(Cost $6,104,039)		5,740,713
France 2.6%
Societe des Autoroutes Paris-Rhin-Rhone	7,480	519,672
Vinci SA	25,220	1,062,089
(Cost $1,271,693)		1,581,761
Hong Kong 2.5%
Hong Kong & China Gas Co., Ltd. (Cost $1,513,299)	993,000	1,505,422
Italy 5.6%
Snam Rete Gas SpA	191,700	1,058,836
Terna-Rete Elettrica Nazionale SpA	687,100	2,249,763
(Cost $3,276,808)		3,308,599
Luxembourg 3.1%
SES "A" (FDR) (Cost $1,775,948)	93,250	1,834,558
Netherlands 3.1%
Koninklijke Vopak NV (Cost $1,611,081)	48,080	1,824,316
Portugal 2.6%
Brisa (Cost $1,551,380)	204,900	1,530,997
Spain 9.5%
Abertis Infraestructuras SA	125,430	2,232,037
Enagas	40,500	888,466
Red Electrica Corporacion SA	49,800	2,522,992
(Cost $5,364,843)		5,643,495
Switzerland 2.2%
Flughafen Zuerich AG (Registered) (Cost $1,165,774)	5,500	1,291,169
United Kingdom 13.7%
Inmarsat PLC	114,480	781,347
National Grid PLC	502,500	4,966,039
Northumbrian Water Group PLC	85,300	291,204
Pennon Group PLC	78,100	561,017
Severn Trent PLC	91,300	1,580,948
(Cost $8,163,077)		8,180,555
United States 36.0%
American Tower Corp. "A"*	123,675	3,626,151
Aqua America, Inc.	14,550	299,585
CenterPoint Energy, Inc.	154,150	1,945,373
Consolidated Edison, Inc.	38,000	1,479,340
Crown Castle International Corp.*	171,575	3,016,288
Kinder Morgan Management LLC	29,800	1,191,404
Norfolk Southern Corp.	13,100	616,355
Northeast Utilities	116,000	2,790,960
NSTAR	45,300	1,652,997
ONEOK, Inc.	20,950	610,064
Plains All American Pipeline LP	9,950	345,165
Southern Union Co.	22,950	299,268
Spectra Energy Corp.	115,300	1,814,822
Union Pacific Corp.	12,375	591,525
Wisconsin Energy Corp.	28,000	1,175,440
(Cost $19,956,399)		21,454,737
Total Common Stocks (Cost $51,754,341)		53,896,322

Cash Equivalents 29.2%
Cash Management QP Trust, 1.42% (a) (Cost $17,358,280)	17,358,280	17,358,280
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $69,112,621)+	119.7	71,254,602
Other Assets and Liabilities, Net	(19.7)	(11,724,103)
Net Assets	100.0	59,530,499
* Non-income producing security.
+ The cost for federal income tax purposes was $79,576,387. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $8,321,785. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,733,663 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,055,448.
(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

FDR: Fiduciary Depositary Receipt

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 27,195,450
Level 2	44,059,152
Level 3	—
Total	$ 71,254,602

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments in securities, at value (cost $51,754,341)	$ 53,896,322
Investment in Cash Management QP Trust (cost $17,358,280)	17,358,280
Total investments in securities, at value, (cost $69,112,621)	71,254,602
Foreign currency, at value (cost $1,566,252)	1,579,909
Receivable for investments sold	10,773,903
Receivable for Fund shares sold	314,923
Dividends receivable	31,095
Interest receivable	3,067
Foreign taxes recoverable	17,602
Deferred offering costs	25,753
Due from advisor	27,213
Other assets	11,170
Total assets	84,039,237
Liabilities
Payable for investments purchased	24,329,101
Payable for Fund shares redeemed	67,271
Accrued expenses and payables	112,366
Total liabilities	24,508,738
Net assets, at value	$ 59,530,499
Net Assets Consist of
Undistributed net investment income	112,047
Net unrealized appreciation (depreciation) on: Investments	2,141,981
Foreign currency	5,707
Accumulated net realized gain (loss)	(22,486,032)
Paid-in capital	79,756,796
Net assets, at value	$ 59,530,499

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2008 (continued)
Net Asset Value:
Class A Net Asset Value and redemption price(a) per share ($19,281,182 ÷ 2,794,373 outstanding shares of capital stock, $.01 par value, 100,000,000 shares authorized)	$ 6.90
Maximum offering price per share (100 ÷ 94.25 of $6.90)	$ 7.32

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($12,771,788 ÷ 1,851,610 outstanding shares of capital stock, $.01 par value, 100,000,000 shares authorized)
$ 6.90
Class S Net Asset Value, offering and redemption price(a) per share ($9,124,498 ÷ 1,323,206 outstanding shares of capital stock, $.01 par value,100,000,000 shares authorized)	$ 6.90
Institutional Class Net Asset Value, offering and redemption price(a) per share ($18,353,031 ÷ 2,664,348 outstanding shares of capital stock, $.01 par value, 100,000,000 shares authorized)	$ 6.89
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the period from June 24, 2008 (commencement of operations) to December 31, 2008
Investment Income
Dividends (net of foreign taxes withheld of $73,289)	$ 599,142
Interest — Cash Management QP Trust	19,598
Interest	18,448
Total Income	637,188
Expenses: Management fee	235,536
Administration fee	26,171
Services to shareholders	24,356
Custodian fee	48,130
Distribution and service fees	85,741
Audit fees	41,500
Legal fees	10,267
Directors' fees and expenses	943
Reports to shareholders	15,404
Registration fees	7,168
Offering expenses	90,902
Other	6,002
Total expenses before expense reductions	592,120
Expense reductions	(173,237)
Total expenses after expense reductions	418,883
Net investment income (loss)	218,305
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(22,482,786)
Foreign currency	118,260
(22,364,526)
Change in net unrealized appreciation (depreciation) on: Investments	2,141,981
Foreign currency	5,707
2,147,688
Net gain (loss)	(20,216,838)
Net increase (decrease) in net assets resulting from operations	$ (19,998,533)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Period Ending December 31, 2008*
Operations: Net investment income (loss)	$ 218,305
Net realized gain (loss)	(22,364,526)
Net unrealized appreciation (depreciation)	2,147,688
Net increase (decrease) in net assets resulting from operations	(19,998,533)
Distributions to shareholders from Net investment income: Class A	(85,907)
Class C	(6,362)
Class S	(53,082)
Institutional Class	(110,062)
Total distributions	(255,413)
Fund share transactions: Proceeds from shares sold	90,832,130
Reinvestment of distributions	156,048
Cost of shares redeemed	(11,205,844)
Redemption fees	1,111
Net increase (decrease) in net assets from Fund share transactions	79,783,445
Increase (decrease) in net assets	59,529,499
Net assets at beginning of period (initial capital)	1,000
Net assets at end of period (including undistributed net investment income of $112,047)	$ 59,530,499
* For the period from June 24, 2008 (commencement of operations) to December 31, 2008.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Year Ended December 31,	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.04
Net realized and unrealized gain (loss)	(3.11)
Total from investment operations	(3.07)
Less distributions from: Net investment income	(.03)
Redemption fees	.00***
Net asset value, end of period	$ 6.90
Total Return (%)[c,d]	(30.69)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19
Ratio of expenses before expense reductions (%)	2.18*
Ratio of expenses after expense reductions (%)	1.51*
Ratio of net investment income (%)	.93*
Portfolio turnover rate (%)	243**
[a] For the period from June 24, 2008 (commencement of operations) to December 31, 2008.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Year Ended December 31,	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.00***
Net realized and unrealized gain (loss)	(3.10)
Total from investment operations	(3.10)
Less distributions from: Net investment income	(.00)***
Redemption fees	.00***
Net asset value, end of period	$ 6.90
Total Return (%)[c,d]	(31.06)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13
Ratio of expenses before expense reductions (%)	2.96*
Ratio of expenses after expense reductions (%)	2.26*
Ratio of net investment income (%)	.18*
Portfolio turnover rate (%)	243**
[a] For the period from June 24, 2008 (commencement of operations) to December 31, 2008.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Year Ended December 31,	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.05
Net realized and unrealized gain (loss)	(3.11)
Total from investment operations	(3.06)
Less distributions from: Net investment income	(.04)
Redemption fees	.00***
Net asset value, end of period	$ 6.90
Total Return (%)[c]	(30.70)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9
Ratio of expenses before expense reductions (%)	1.94*
Ratio of expenses after expense reductions (%)	1.26*
Ratio of net investment income (%)	1.18*
Portfolio turnover rate (%)	243**
[a] For the period from June 24, 2008 (commencement of operations) to December 31, 2008.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Year Ended December 31,	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.05
Net realized and unrealized gain (loss)	(3.12)
Total from investment operations	(3.07)
Less distributions from: Net investment income	(.04)
Redemption fees	.00***
Net asset value, end of period	$ 6.89
Total Return (%)[c]	(30.79)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18
Ratio of expenses before expense reductions (%)	1.85*
Ratio of expenses after expense reductions (%)	1.26*
Ratio of net investment income (%)	1.17*
Portfolio turnover rate (%)	243**
[a] For the period from June 24, 2008 (commencement of operations) to December 31, 2008.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS RREEF Global Infrastructure Fund (the "Fund") is a non-diversified series of DWS Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income tax and no federal income tax provision was required.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At December 31, 2008, the Fund had a net tax basis capital loss carryforward of approximately $1,975,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016, the expiration date, whichever occurs first.

In addition, from November 1, 2008 through December 31, 2008, the Fund incurred approximately $10,047,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2009.

The Fund has reviewed the tax position as of December 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2008, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 142,244
Capital loss carryforwards	$ (1,975,000)
Net unrealized appreciation (depreciation) on investments	$ (8,321,785)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Period Ended December 31, 2008
Distributions from ordinary income*	$ 255,413
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Offering Costs. Offering costs for the Fund paid in connection with the offering of shares are being amortized over one year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding rates. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the period from June 24, 2008 (commencement of operations) to December 31, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $189,905,218 and $115,668,091, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's sub-advisor. The management fee payable under the Investment Management Agreement is equal to an annual rate of 0.90% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

RREEF America L.L.C. ("RREEF"), also an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for the Fund. While DIMA is the investment advisor to the Fund, the day-to-day activities of managing the Fund's portfolio have been delegated to RREEF. DIMA compensates RREEF out of the management fee it receives from the Fund.

Pursuant to agreements between RREEF and RREEF Global Advisers Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited (the "sub-subadvisors"), these entities act as sub-subadvisors to the Fund. The sub-subadvisors, which are indirect, wholly owned subsidiaries of Deutsche Bank AG, under the supervision of the Board of Directors, DIMA and RREEF manage the Fund's investments in specific foreign markets. The subadvisor pays each sub-subadvisor for its services from the investment advisory fee it receives from the Advisor.

For the period from June 24, 2008 (commencement of operations) through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.50%
Class C	2.25%
Class S	1.25%
Institutional Class	1.25%

Accordingly, for the period from June 24, 2008 (commencement of operations) to December 31, 2008, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement of $153,755 and charged $81,781, which was equivalent to an annual effective rate of 0.31% of the Fund's average daily net assets.

In addition, for the period from June 24, 2008 (commencement of operations) to December 31, 2008, the Advisor reimbursed the Fund $3,665 of sub-recordkeeping expense for Class S shares.

Administration Fee. Pursuant to an Administration Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administration Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from June 24, 2008 (commencement of operations) to December 31, 2008, the Advisor received an Administration Fee of $26,171, of which $4,786 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the period from June 24, 2008 (commencement of operations) to December 31, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived
Class A	$ 5,302	$ 5,302
Class C	862	862
Class S	518	518
Institutional Class	111	111
	$ 6,793	$ 6,793

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the period from June 24, 2008 (commencement of operations) to December 31, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at December 31, 2008
Class C	$ 49,319	$ 7,452

In addition, DIDI provides information and administration services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the the period from June 24, 2008 (commencement of operations) to December 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at December 31, 2008	Annual Effective Rate
Class A	$ 20,020	$ 2,606	$ 16,447.19%
Class C	16,402	6,418	6,466.15%
	$ 36,422	$ 9,024	$ 22,913

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the period from June 24, 2008 (commencement of operations) to December 31, 2008 aggregated $94,883.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% for Class C shares of the value of the shares redeemed. For the the period from June 24, 2008 (commencement of operations) to December 31, 2008, the CDSC for Class C shares aggregated $10,952. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the period from June 24, 2008 (commencement of operations) to December 31, 2008, DIDI received $1,640 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the period from June 24, 2008 (commencement of operations) to December 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $12,188, of which $6,389 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At December 31, 2008, the DWS Alternative Asset Allocation Plus Fund held 29% of the total shares outstanding of the Fund.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Period Ended December 31, 2008*
	Shares	Dollars
Shares sold
Class A	3,451,754	$ 31,363,787
Class C	2,085,799	19,458,051
Class S	1,865,750	16,722,072
Institutional Class	2,753,564	23,288,220
		$ 90,832,130
Shares issued to shareholders in reinvestment of distributions
Class A	5,739	$ 40,055
Class C	99	690
Class S	751	5,241
Institutional Class	15,790	110,062
		$ 156,048
Shares redeemed
Class A	(663,145)	$ (4,848,486)
Class C	(234,313)	(1,662,360)
Class S	(543,320)	(4,009,347)
Institutional Class	(105,031)	(685,651)
		$ (11,205,844)
Redemption fees		$ 1,111
Net increase (decrease)
Class A	2,794,348	$ 26,555,356
Class C	1,851,585	17,796,518
Class S	1,323,181	12,717,966
Institutional Class	2,664,323	22,713,605
		$ 79,783,445
Initial capital
Class A	25	$ 250
Class C	25	250
Class S	25	250
Institutional Class	25	250
		$ 1,000
* For the period from June 24, 2008 (commencement of operations) to December 31, 2008.

F. Global Infrastructure Concentration Risk

The Fund concentrates its investments in infrastructure-related companies. A fund with a concentrated portfolio is vulnerable to the risks associated with the industries in which it invests, and is subject to greater risks and market fluctuations than funds investing in a broad range of industries. Infrastructure-related securities may have increased susceptibility to risks associated with general or local economic conditions and political developments, changes in regulations, environmental problems, casualty losses and changes in interest rates.

G. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

Report of Independent Registered Public Accounting Firm

To the Directors of DWS Global/International Fund, Inc. and Shareholders of DWS RREEF Global Infrastructure Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS RREEF Global Infrastructure Fund (the "Fund") at December 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for the period from June 24, 2008 (commencement of operations) through December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

Boston, Massachusetts February 25, 2009	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For corporate shareholders, 20% of the income dividends paid during the Fund's fiscal year ended December 31, 2008, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $740,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS RREEF Global Infrastructure Fund. My evaluation considered the following:

• Management fees charged by other mutual fund companies for like services, which included review of the management fees of 23 Global Sector funds with average FY assets between $50mm and $250mm and the total expenses of a broader universe of 62 Global Sector funds.

• Management fees charged to institutional and other clients of DeAM for like services, including the fees of three other DeAM-managed funds of a global sector nature.

• Costs to DeAM and its affiliates of supplying services pursuant to the management agreements and profit margins from supplying such services. While this will be a new fund with no profitability information, the level of the Fund's fee, DeAM's overall profitability derived from mutual funds, and DeAM's expectations for fund growth do not suggest excessive profitability.

• Possible economies of scale as the Fund grows larger, noting that the fee schedule does not include break-points, so that future sharing of economies will depend on imposition of break-points or on other actions.

• The nature and quality of DEAM's services, including the DWS Fund's performance. This is a new fund, so performance and other service evaluations are not possible. DeAM has staffed the fund's management with individuals having appropriate education and experience.

Based on the foregoing considerations, in my opinion the proposed fees and expenses for the DWS RREEF Global Infrastructure Fund are reasonable.

Thomas H. Mack June 16, 2008

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Corporation as of December 31, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	134
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		134
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	134
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	134
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	134
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	134
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	134
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	134
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	134
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	134
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	134
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	137
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	134
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General Counsel, UBS Global Asset Management (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	TOLLX	TOLCX	TOLSX	TOLIX
CUSIP Number	23336Y 599	23336Y 581	23336Y 573	233379 692
Fund Number	456	756	2156	1456

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, December 31, 2008, DWS RREEF Global Infrastructure Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS RREEF GLOBAL INFRASTRUCTURE FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$35,500	$0	$0	$0
2007*	n/a	n/a	n/a	n/a

* Fund commences operations on June 25, 2008.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$0	$19,000	$0
2007	$58,500	$25,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$0	$19,000	$0	$19,000
2007	$0	$25,000	$600,000	$625,000

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF Global Infrastructure Fund, a series of

DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS RREEF Global Infrastructure Fund, a series of

DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 2, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        March 2, 2009